Exhibit 4.39

SUPPLEMENTAL AGREEMENT NO. 3

to

Purchase Agreement No. 03586

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and Xiamen Airlines, with its principal office in the city of Xiamen, Fujian Province, People’s Republic of China (Customer);

Customer and Boeing entered into Purchase Agreement No. 03586, dated May 9, 2011, as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 787 aircraft; and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, the parties desire to further amend the Purchase Agreement as set forth herein in order to add the sale of four (4) Model 787-9 aircraft,

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.	Title Page.

Remove and replace, in its entirety, the current title page with the new title page (attached hereto), to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

XIA-PA-03586	SA-3
BOEING PROPRIETARY

2.	Table of Contents.

Remove and replace, in its entirety, the current Table of Contents with the new Table of Contents (attached hereto), to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

3.	Tables.

Incorporate a new Table 2 (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

XIA-PA-03586	SA-3
BOEING PROPRIETARY

4.	Letter Agreements.

Incorporate the Letter Agreements listed below to reflect the incorporation of this Supplemental Agreement No. 3 into the Purchase Agreement.

Letter Agreement Number	Subject

XIA-PA-03586-LA-1501312	Applicability Matters – Model 787-9
XIA-PA-03586-LA-1501313	Open Configuration Matters – Model 787-9
XIA-PA-03586-LA-1501314	Special Escalation Program – Model 787-9
XIA-PA-03586-LA-1501315	Customer Support Matters – Model 787-9
XIA-PA-03586-LA-1501316	Special Matters – Model 787-9
XIA-PA-03586-LA-1501317	Liquidated Damages – Non-Excusable Delay – Model 787-9
XIA-PA-03586-LA-1501318	Performance Guarantees – Model 787-9
XIA-PA-03586-LA-1501319	Agreement for Deviation from the Block Fuel Guarantee – Model 787-9 – Model 787-9
XIA-PA-03586-LA-1501320	Delivery Flight Fuel Mile Verification – Model 787-9
XIA-PA-03586-LA-1501321	Promotional Support – Model 787-9
XIA-PA-03586-LA-1501322	Purchase Rights – Model 787-9

5.	Miscellaneous.

5.1        The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

5.2        This Supplemental Agreement will become effective upon execution and receipt by both Parties.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

XIA-PA-03586	SA-3
BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	XIAMEN AIRLINES

Signature	Signature

Printed name	Printed name

Attorney-in-Fact
Title	Title

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

XIA-PA-03586	SA-3
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03586

between

THE BOEING COMPANY

and

Xiamen Airlines

Relating to Boeing Model 787 Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

XIA-PA-03586	SA-3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Purchase Agreement No. PA-03586

between

The Boeing Company

and

Xiamen Airlines

This Purchase Agreement No. PA-03586 between The Boeing Company, a Delaware corporation, (Boeing) and Xiamen Airlines, a Chinese corporation, (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 10, 2003 between the parties, identified as AGTA-XIA (AGTA).

1.	Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-8 aircraft and Model 787-9 aircraft (collectively, Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A and Exhibit A-1 in the quantities listed in Table 1 and Table 2 (collectively, Tables) to the Purchase Agreement. [***************] to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Tables. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1    Aircraft Basic Price. The Aircraft Basic Price is listed in the Tables and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2    Advance Payment Base Prices. The Advance Payment Base Prices listed in the Tables were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1    Boeing acknowledges receipt of a deposit in the amount shown in the Tables for each Aircraft (Deposit).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

4.2    The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*****************], on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Tables.

4.3    For any Aircraft whose scheduled month of delivery is [********************************] from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4    Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1    Aircraft Information Table. The Tables consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2    Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3    Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4    Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.5    Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.6    Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7    Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	Xiamen Airlines

Signature	Signature

Printed name	Printed name

Attorney-in-Fact
Title	Title

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

ARTICLES		SA NUMBER

1	Quantity, Model, Description and Inspection
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES

1	Aircraft Information Table
2	Aircraft Information Table – Model 787-9	SA-3

EXHIBITS

A	Aircraft Configuration
A-1	Aircraft Configuration – Model 787-9	SA-3
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
CS1	Customer Support Document
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA NUMBER

LA-1002938	Payment Matters
LA-1002939	787 e-Enabling Software Matters
LA-1002940	EULA Special Matters
LA-1002941	Liquidated Damages Non-Excusable Delay
LA-1002943-R1	Performance Guarantees	SA-1
LA-1002944	Post Delivery Software and Data Loading
LA-1002945	Promotional Support
LA-1002946	Seats and IFE Special Provisions

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

LETTER AGREEMENTS (continued)		SA NUMBER

LA-1002947	787 Spare Parts Commitments
LA-1002948	Spare Parts Initial Provisioning
LA-1002949	Special Matters
LA-1002951-R1	Special Escalation Program	SA-1
LA-1002992	AGTA Terms Revisions
LA-1003255	Government Approval Matters
LA-1104435	Delivery Flight Fuel Mileage Verification
LA-1104525	Clarifications and Understandings
LA-1104526	Purchase Rights
LA-1104527	Cruise Range Remedy
LA-1300551	Boeing Purchase of BFE	SA-2
LA-1501312	Applicability Matters – Model 787-9	SA-3
LA-1501313	Open Configuration Matters Model 787-9	SA-3
LA-1501314	Special Escalation Program – Model 787-9	SA-3
LA-1501315	Customer Support Matters – Model 787-9	SA-3
LA-1501316	Special Matters – Model 787-9	SA-3
LA-1501317	Liquidated Damages Non-Excusable Delay – Model 787-9	SA-3
LA-1501318	Performance Guarantees – Model 787-9	SA-3
LA-1501319	Agreement for Deviation from the Block Fuel Guarantee – Model 787-9	SA-3
LA-1501320	Delivery Flight Fuel Mileage Verification – Model 787-9	SA-3
LA-1501321	Promotional Support – Model 787-9	SA-3
LA-1501322	Purchase Rights – Model 787-9	SA-3

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

(REFERENCE ONLY)

REMOVED TABLES & LETTER AGREEMENTS		REMOVED BY SA NUMBER

~~Table 2~~	~~Aircraft Information Table_Trent 1000-A~~	~~SA-1~~

~~EE2.~~	~~Engine Esc/Engine Warranty & Patent Indemnity_Trent 1000-A~~	~~SA-1~~

~~LA-1003275~~	~~Alternate Engine Selection~~	~~SA-1~~

~~LA-1002942~~	~~787 Open Configuration Matters~~	~~SA-2~~

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Table 2 to

Purchase Agreement No. PA-03586

787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	545,000 pounds	Detail Specification:	787B1-4102 Rev. R (12/5/2014)
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[***************]	[***************]
Airframe Price:		[***************]	Engine Price Base Year/Escalation Formula:	[***************]	[***************]
Optional Features:		[***************]
Sub-Total of Airframe and Features:		[***************]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***************]	Base Year Index (ECI):	[***************]
Aircraft Basic Price (Excluding BFE/SPE):		[***************]	Base Year Index (ICI):	[***************]
Buyer Furnished Equipment (BFE) Estimate:		[***************]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[***************]	Base Year Index (ECI):	[***************]
			Base Year Index (ICI):	[***************]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[***********]	[***********]	[***********]	[***********]
Jan-2017	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Jul-2017	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Sep-2017	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Mar-2017	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Total:	4

				[***********]	[***********]
				[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

June 12, 2015
XIA-PA-03586 72214-1F.TXT	BOEING PROPRIETARY	Page 1

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Xiamen Airlines

Exhibit A-1 to Purchase Agreement

Number PA-03586

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

Exhibit A-1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is Boeing document number [************************] Revision [*******], to be released on [*********************]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of [*********************************], as amended to incorporate the optional features (Options) listed below, if any, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price [***********************************************************************].

The content of this Exhibit A-1 will be defined pursuant to the provisions of Letter Agreement XIA-PA-03586-LA-1501313 to the Purchase Agreement, entitled “Open Configuration Matters”.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501312

Xiamen Airlines

22 Dailiao Road

Xiamen, 361006

Fujian Province

People’s Republic of China

Subject:	Applicability Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Applicability of 787-9 Aircraft.

For Customer’s purchase of the 787-9 Aircraft, the following Exhibits, Supplemental Exhibits, and letter agreements to the Purchase Agreement are applicable for the 787-9 Aircraft and are amended to include the terms, “Model 787-9” in all places where stated, “Model 787-85C” or “Model 787-8”.

Exhibits & Supplemental Exhibits	Title
Exhibit B	Aircraft Delivery Requirements and Responsibilities
Supplemental Exhibit AE1	Escalation Adjustment Airframe and Optional Features
Supplemental Exhibit CS1	787 Customer Support Document
Supplemental Exhibit EE1	Engine Escalation, Engine Warranty and Patent Indemnity
Supplemental Exhibit SLP1	Service Life Policy Components

Letter Agreement Number	Subject
XIA-PA-03586-LA-1002940	Special Matters relating to COTS Software and End User Licensing Agreements
XIA-PA-03586-LA-1002946	Special Terms – Seats and In-Flight Entertainment
XIA-PA-03586-LA-1002947	Spare Parts Commitments

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Letter Agreement Number	Subject
XIA-PA-03586-LA-1002948	Spare Parts Initial Provisioning
XIA-PA-03586-LA-1002992	AGTA Terms Revisions
XIA-PA-03586-LA-1300551	Boeing Purchase of Buyer Furnished Equipment
XIA-PA-03586-LA-1002938	Payment Matters
XIA-PA-03586-LA-1003255	Government Approval Matters
XIA-PA-03586-LA-1104525	Clarifications and Understandings

2.	Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Basic Credit Memorandum contained in paragraph 1.1 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501313

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Open Configuration Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Aircraft Delivery Schedule.

The scheduled delivery positions for the Aircraft listed in Table 2 of the Purchase Agreement with delivery dates of [**************************], as of the date of this Letter Agreement, provide the delivery schedule in nominal delivery months (Nominal Delivery Month), [*********************************] ([*********************************]). No [**********************] to the Nominal Delivery Month Boeing will provide written notice to Customer with a revised Table 2 of the scheduled delivery month, as necessary, for each Aircraft. Such notice provided by Boeing will constitute an amendment to the Table 2 of the Purchase Agreement.

2.	Aircraft Configuration.

2.1    Initial Configuration. The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane [******************************************************], which reflects the Boeing baseline Model 787-9 [**********] A as described in Article 1 and Exhibit A1 of the Purchase Agreement. Given [*********************] Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft [********************].

2.2    Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

2.2.1    [***********************************] to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential optional features.

2.2.2    [*****************************************], Boeing will provide Customer with a [***********************] that can be incorporated into the Aircraft during production.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.2.3    Customer will [*****************************] to accept or reject the [****************].

3.	Amendment of the Purchase Agreement.

Within [******************] days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1    Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

3.2    Incorporation into Exhibit A1 of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

3.3    Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes and inclusion of a mission payload guarantee representing Customer’s operation on the Fuzhou (FOC) to New York (JFK) route; and

3.4    Changes to the [****************************************************] to [***************************************] estimated in Table 2 of the Purchase Agreement for [*******************************] and the [*************************] reflected in the Customer Configuration Changes.

4.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or in part.

5.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501314

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

787-9 Aircraft Applicability.

Per the terms of letter agreement to the [***********************************], the terms of this Letter Agreement are applicable [*********************] 787-9 Aircraft included in Table 2 of the Purchase Agreement at the time of signing (Program 787-9 Aircraft).

1.	[******************].

Boeing will release an [**************] in [****************************] based on Boeing’s then current standard [************************]. Only one [******************] shall be used to conduct the [******************] performed in accordance with Article 2.1, below, for a given Program 787-9 Aircraft. The escalation forecast applicable to a given Program 787-9 Aircraft is set forth in the Attachment.

2.	[******************].

2.1    If the escalation forecast above, projects a [********************] that exceeds the cumulative annual [********************] [********************], as set forth in the Attachment, for the scheduled delivery month of any Program 787-9 Aircraft that is scheduled to deliver within the time period applicable to such [********************], as set forth in the Attachment, then Boeing shall issue an [********************] to the Customer by the date set forth in the Attachment. Such [********************] shall, in Boeing's sole discretion, either:

2.1.1    [********************] applicable to the Airframe Price and Optional Features Prices for such affected Program 787-9 Aircraft to [********************] cumulative [********************] as set forth in the Attachment; or

2.1.2    propose a mutually agreeable alternative escalation solution.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

2.1.3    If neither 2.1.1 or 2.1.2 occurs, then either party has the option [********************] the [********************].

2.2    If Boeing provides Customer the option described in Article 2.1 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 2.1.1 or 2.1.2 above [********************] of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 2.1.3 above, then: (i) Boeing will [********************], [********************], an [********************] [********************], and (ii) Customer [********************] for any and all [********************] by the engine manufacturer [********************]. If requested, Boeing will assist Customer in working with the engine manufacturer [********************].

2.2.1    Within [********************] of Boeing’s receipt of Customer’s [********************] for any such [********************] 787-9 Aircraft under Article 2.2 above, Boeing may elect by written notice to Customer to purchase from Customer any [********************] Program 787-9 Aircraft at the [********************], or contracted to [********************].

2.2.2    Should Customer fail to issue any notice to Boeing in accordance with Article 2.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program 787-9 Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

2.2.3    If Customer and Boeing accept an [********************], as described in Article 2.1.2 above, and the [********************]is less than or equal to [********************] [********************] at delivery of such Program Aircraft, then the [********************] will be determined as described in paragraph 3 below for such Program Aircraft.

3.	[******************].

If the escalation forecast projects a [********************] that is [********************] to the [********************], as set forth in the Attachment, for the scheduled delivery month of any Program 787-9 Aircraft that is scheduled to deliver within the time period applicable to such [********************], as set forth in the Attachment, then Boeing will [********************] for the [********************] and [********************] of each Program 787-9 Aircraft, in accordance with the terms in both 3.1 and 3.2 below.

3.1    The [********************] for the [********************] and [********************] of each Program 787-9 Aircraft will [********************] during the [********************] at a [********************] per [********************] resulting in the [********************] set forth in the Attachment (Capped Factor(s)).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

3.2    In case the [********************] may drop below the [********************], Boeing will, at time of the Program 787-9 Aircraft delivery, calculate the [********************] of the [********************] and [********************] using (i) [********************] in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement ([********************]) and (ii) the [********************]. The final [********************] will include the [********************] and [********************] utilizing the [********************] or the [********************], whichever is [********************].

4.	Applicability to Other Financial Consideration.

The [********************] for any other sum, identified in the Purchase Agreement as [********************] pursuant to Supplemental Exhibit AE1, and which pertains to the Program 787-9 Aircraft shall be calculated using the [********************] established in this Letter Agreement for such Program 787-9 Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

5.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Program 787-9 Aircraft and cannot be assigned in whole or in part.

6.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

ATTACHMENT to XIA-PA-03586-LA-1501314

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program 787-9 Aircraft Delivering in Time Period	Escalation Notice Date
Feb 2015	August 2016 through January 2017	15 Apr 2015
Aug 2015	February 2017 through July 2017	15 Oct 2015
Feb 2016	August 2017 through January 2018	15 Apr 2016
Aug 2016	February 2018 through July 2018	15 Oct 2016

Escalation Factors

Delivery Date	2.9% Escalation Factors	4.5% Escalation Factors
Dec-16	1.0715	1.1122
Jan-17	1.0741	1.1163
Feb-17	1.0766	1.1204
Mar-17	1.0792	1.1245
Apr-17	1.0818	1.1287
May-17	1.0844	1.1328
Jun-17	1.0870	1.1370
Jul-17	1.0895	1.1412
Aug-17	1.0921	1.1454
Sep-17	1.0948	1.1496
Oct-17	1.0974	1.1538
Nov-17	1.1000	1.1580
Dec-17	1.1026	1.1623
Jan-18	1.1052	1.1666
Feb-18	1.1079	1.1708
Mar-18	1.1105	1.1751

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

XIA-PA-03586-LA-1501315

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Customer Support Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.       Customer currently operates a Model 787-8 aircraft, the same model type as the 787-9 Aircraft. In support of the 787-9 Aircraft, Boeing offers the additional customer support provided in this Letter Agreement.

2.       As presented in letter agreement to the Purchase Agreement XIA-PA-03586-LA-1501316, Special Matters – Model 787-9, Customer is [*************************************]. Customer may exchange [**********************] for any of the training courses described on the Attachment to this Letter Agreement at the [******************] on the Attachment or for any of the training courses described in Supplemental Exhibit CS1 (CS1) to the Purchase Agreement. At the end of the Training Program Period, as defined in CS1, [***********************].

3.       Minor Model Difference Training and Entitlements.

3.1     Maintenance Planning Assistance. Upon request, Boeing will provide assistance [***********************************] resulting from minor model differences between the 787-9 Aircraft and Customer’s Model 787-8 aircraft.

3.2     ETOPS Maintenance Planning Assistance. Upon request, Boeing [*******************************************************] resulting from minor model differences between the 787-9 Aircraft and Customer’s Model 787-8.

3.3     GSE/Shops/Tooling Consulting. Upon request, Boeing will provide [******************************************************] resulting from the minor model differences between the 787-9 Aircraft and Customer’s Model 787-8 aircraft.

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BOEING PROPRIETARY

3.4     Flight Operations Services. Boeing will [**********************************] provided with previously delivered Model 787-8 aircraft.

3.5     Technical Data and Maintenance Information. Boeing will [*******************************************] equivalent to that traditionally provided. Boeing (i) will provide such [*********************] through [******************], and (ii) reserves the right to [***************************], both at its sole discretion. Boeing may elect to fulfill this obligation by revising, as applicable, previously provided [*********************] information.

3.6     Spares. Boeing will [***********************************************].

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the owner or operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

5.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

ATTACHMENT

787 DIFFERENCES TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	[*********]*
Maintenance
787-8 to 787-9 or 787-9 to 787-8 Maintenance Training Differences Class	[***]	[***]

[*********] are based upon training conducted according to Boeing’s standard training courses. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

The courses and products listed in this Attachment are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501316

Xiamen Airlines

22 Dailiao Road

Xiamen, 361006

Fujian Province

People’s Republic of China

Subject:	Special Matters – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[***************].

1.1    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

1.2    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

1.3    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

1.4    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

1.5    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

1.6    [*********************]. At the time of delivery of each 787-9 Aircraft, Boeing will [*******************************] in the [*********************************].

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BOEING PROPRIETARY

2.	[******************].

Unless otherwise noted, the amounts of the [***************] stated in paragraphs 1.1 through 1.6 of this Letter Agreement are in [***************] and will [***************] to the [***************] of the respective 787-9 Aircraft delivery pursuant to the [***************] set forth in the Purchase Agreement applicable to the 787-9 Aircraft. The [***************] may, at the election of Customer, be (i) applied against the 787-9 [***************] of the respective 787-9 Aircraft at the [***************], or (ii) used for the [***************] ([***************]).

3.	[*************].

As a special consideration for [***************] of the [***************] 787-9 Aircraft listed in Table 2 to the Purchase Agreement which support Customer’s launch of international operations, Boeing is pleased to [***************] in accordance with the terms under letter agreement to the Purchase Agreement XIA-PA-03586-LA-1501314, [***************]. Generally, under the terms of the above [***************] letter agreement, there is a [***************] and [***************] for [***************].

4.	787-9 Customer Support Matters.

As a special consideration for Customer’s purchase of the 787-9 Aircraft which supplement its fleet of six (6) Model 787-8 aircraft and to address the Customer’s additional training requirements a larger 787 fleet demands, Boeing is pleased to [***************] an [***************] per [***************] 787-9 Aircraft for [***************] for use in accordance with the terms under letter agreement to the Purchase Agreement XIA-PA-03586-LA-1501315, Customer Support Matters – Model 787-9 Aircraft.

5.	Purchase Right 787-9 Aircraft Credit Memorandum.

At time of delivery of any Purchase Right 787-9 Aircraft, under the terms of letter agreement to the Purchase Agreement XIA-PA-03586-LA-1501321 title “Right to Purchase Additional Model 787-9 Aircraft”, Boeing will provide a [***************] that will be determined by [***************] [***************] at the [***************] for the [***************] 787-9 aircraft by [***************]. This [***************] will be [***************] and will [***************] in accordance with the [***************].

6.	Assignment.

Unless otherwise noted herein, the [***************] described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the 787-9 Aircraft at time of delivery and becoming the operator of the 787-9 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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7.	Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Basic Credit Memorandum contained in paragraph 1.1 above, in the event of any unauthorized disclosure by Customer.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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BOEING PROPRIETARY

XIA-PA-03586-LA-1501317

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Liquidated Damages – Non-Excusable Delay – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any 787-9 Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	[****************].

Boeing agrees to [********] Customer [************] for [************] of Non-Excusable Delay in [************] (collectively the [************]). The amount of liquidated damages will be derived from data in the most recent [************], [************], and [************] (together, "[************]") publications at the time Customer receives notice of a Non-Excusable Delay from Boeing. The [************] for the [************] published [************] for the Boeing Model 787-9 aircraft will be [************] to determine the [************] ([************]). In no event will [************] exceed an aggregate sum of [************] ([************]). Liquidated Damages will [************] of the Aircraft.

2.	[*************].

In addition to the Liquidated Damages in paragraph 1, for [************] of Non-Excusable Delay commencing [************] after the Scheduled Delivery, Boeing will [************] as follows ([************]):

The product of the [************] ([************]) [************], or [************], as the case may be) [************] received by Boeing for such 787-9 Aircraft. The [************] in effect for [************] shall be computed [************] as [************], effective the [************] of the [************] of the scheduled delivery date of the 787-9 Aircraft and reset [************].

Such interest will be [************] and [************] at actual delivery.

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BOEING PROPRIETARY

3.	[********************].

Customer will not [************] to [************] of any 787-9 Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such 787-9 Aircraft [************] ([************]). Within [************] of receipt of written notice from Boeing that delivery of an 787-9 Aircraft will be [************] the Non-Excusable [************], either party [************] the Purchase Agreement as to such 787-9 Aircraft [************] notice [************]. If neither Party [************] within [************], then the Purchase Agreement will remain in effect for that 787-9 Aircraft.

4.	[*******************].

If the Purchase Agreement [************] with respect to any 787-9 Aircraft for a Non-Excusable Delay, [************]:

(i)       [************] at the later to occur of: ([************] of the Scheduled Delivery [************], or (b) [************] the effective date of the [************].

(ii)      Promptly for [************] and [************] as described above, except the period [************] will end on the date Boeing [************], excluding the [************].

(iii)      Promptly for the [******************************] by Boeing for such 787-9 Aircraft.

5.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the 787-9 Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

XIA-PA-03586-LA-1501318

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Performance Guarantees – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

8.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

Attachment

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

MODEL 787-9 PERFORMANCE GUARANTEES

FOR Xiamen Airlines

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-9 Aircraft with a maximum takeoff weight of [***************], a maximum landing weight of [***************], and a maximum zero fuel weight of [***************], and equipped with Boeing furnished GEnx-1B74/75 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [***************], at an altitude of [***************] and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE: [***************]

Conditions:

The takeoff runway available (TORA) is [***************].

The takeoff distance available (TODA) is [***************].

The accelerate-stop distance available (ASDA) is [***************].

The runway slope is [***************].

2.2	Landing

The FAA approved landing gross weight on a [***************] runway, at a temperature of [***************] and at an altitude of [***************], shall not be less than the following guarantee value:

GUARANTEE: [***************]

2.3	Mission

2.3.1	Mission Block Fuel

The block fuel for a stage length of [***************] in still air with a [***************] using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL: [***************]

TOLERANCE: [***************]

GUARANTEE: [***************]

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Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to the recommended speed of 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at the recommended speed of 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.
The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.85 Mach number.

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The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	438	Kilograms

Takeoff and Climbout Maneuver:
Fuel	592	Kilograms
Distance	4.1	Nautical Miles

Approach and Landing Maneuver:
Fuel	141	Kilograms

Taxi-In (shall be consumed from the reserve fuel):
Fuel	132	Kilograms

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BOEING PROPRIETARY

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 9,793 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above a sea level alternate airport.

2.3.2	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.3 is the basis for the mission guarantee of Paragraph 2.3.1.

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2.3.3	787-9 Weight Summary - Xiamen Airlines

Kilograms

Standard Model Specification MEW	[***************]
787 Airplane Configuration Specification 787B1-4102 Rev P, dated December 5, 2014
Baseline Airplane Improvements and Production Changes	[***************]
320 (36 CC / 284 YC) Interior
GEnx Engines
[***************] Maximum Taxi Weight
[***************] Fuel Capacity

Changes for Xiamen Airlines*
Interior Change to 286 Passengers ( 30 CC / 256 YC )	[***************]
Reference LOPA B8711967
Selected MTW: 248115 kg	[***************]
In-Flight Entertainment System Less Seat Mounted Equipment	[***************]
Flight Crew Rest	[***************]6
Attendant Crew Rest	[***************]
Customer Options Allowance	[***************]
Xiamen Airlines Manufacturer's Empty Weight (MEW)	[***************]

Standard and Operational Items Allowance (Paragraph 2.3.4)	[***************]

Xiamen Airlines Operational Empty Weight (OEW)	[***************]

	Quantity	Kilograms	Kilograms

Seat Weight Included*			[*********]

Business Class Double	[*********]	[*********]

Economy Class Double - Aft Row	[*********]	[*********]
Economy Class Triple - Front Row	[*********]	[*********]
Economy Class Triple	[*********]	[*********]
Economy Class Triple in Front of Double	[*********]	[*********]
Economy Class Triple - Aft Row	[*********]	[*********]

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2.3.4	Standard and Operational Items Allowance

	Quantity	Kilograms	Kilograms	Kilograms

Standard Items Allowance				[*******]

Unusable Fuel			[*****]
Oil			[*****]
Oxygen Equipment			[*****]
Miscellaneous Equipment			[*****]
Galley Structure & Fixed Inserts			[*****]

Operational Items Allowance				[*****]

Crew and Crew Baggage			[*****]	[*****]
Flight Crew (Inc. Pilot Flight Bag) (3 @ 95.3 kg. ea.)	[*****]	[*****]
Cabin Crew (Inc. Flight Att. Kit) (12 @ 81.6 kg. ea.)	[*****]	[*****]
Baggage (15 @ 13.6 kg. ea.)	[*****]	[*****]
Catering Allowance & Removable Inserts: 2 Meal Service			[*****]
Business Class	[*****]	[*****]
Economy Class	[*****]	[*****]
Passenger Service Equipment (286 @ 1.36 kg. ea.)			[*****]
Potable Water - (794 Liters)			[*****]
Waste Tank Disinfectant			[*****]
Emergency Equipment (Includes Over Water Equip.)			[*****]
Cargo System			[*****]
Pallets (6 @ 131.5 kg ea.)		[*****]
Containers (16 @ 90.7 kg ea.)		[*****]
Total Standard and Operational Items Allowance				[*****]

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3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document [*******************], "787 Airplane Configuration Specification", dated [****************], plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The specified payload of the Paragraph 2.3.1 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)         Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)         The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 787-9 Certification Basis regulations specified in the Type Certificate Data Sheet T00021SE, Revision 12, dated July 16, 2014.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

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4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, [*************], with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

4.5	The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of [**************] of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*******************] and a fuel density of [******************]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

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5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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XIA-PA-03586-LA-1501319

Xiamen Airlines

22 Dailiao Road

Xaimen, Fujian Province, 361006

People’s Republic of China

Subject:	Agreement for Deviation from the Block Fuel Guarantee – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 Aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Attachment to letter agreement No. XIA-PA-03586-LA-1501318 to the Purchase Agreement contains performance guarantees (Performance Guarantees). Paragraph 2.3.1 of the Performance Guarantees includes a mission block fuel guarantee (Block Fuel Guarantee) applicable to the 787-9 Aircraft in accordance with such Performance Guarantees. Boeing offers the following items in the event that the guarantee compliance report furnished to Customer for any 787-9 Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel Guarantee value (Compliance Deviation).

1.	Demonstration of Compliance.

Article 5.4 of the AGTA and the Performance Guarantees provide a procedure for demonstration of compliance with the Performance Guarantees prior to 787-9 Aircraft delivery. That method will be used to demonstrate compliance with the Block Fuel Guarantee.

2.	Rights and Obligations in the Event of a Compliance Deviation.

2.1           787-9 Aircraft Delivery. In the event of a Compliance Deviation for any 787-9 Aircraft, at the time Boeing tenders that 787-9 Aircraft for delivery, Boeing will provide the applicable remedies set forth in paragraph 2.2 and/or section 3. Customer cannot refuse to accept delivery of such 787-9 Aircraft because of such Compliance Deviation.

2.2           Post Delivery Improvement to Reduce or Eliminate the Compliance Deviation. In the event of a Compliance Deviation for any 787-9 Aircraft, the following terms and conditions will apply:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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2.2.1           Boeing may design, or may cause to be designed by the engine manufacturer, airframe improvement parts and/or engine improvement parts (Improvement Parts) which, when installed in such 787-9 Aircraft, would reduce or eliminate the Compliance Deviation.

2.2.2           If Boeing elects to provide, or to cause to be provided, Improvement Parts for such 787-9 Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be [**************]; except Improvement Parts that are provided by the engine manufacturer will [******************] proportional to the remaining useful life of the part being replaced. Boeing and/or engine manufacturer, as applicable, will provide reasonable support for such a program at no charge to Customer.

2.2.3           If Customer elects to install Improvement Parts in such 787-9 Aircraft, they will be installed within [**************] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during 787-9 Aircraft line maintenance. Improvement Parts which cannot be installed during 787-9 Aircraft line maintenance will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and engine manufacturer instructions.

2.2.4           Boeing will provide and/or will cause engine manufacturer to [****************] of Customer’s reasonable [********************] to install Improvement Parts at the [*************************************] between Boeing and Customer or engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing and/or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts. Customer’s claim for reimbursement must reference this Letter Agreement and be submitted to Boeing Warranty and Product Assurance Contracts using established warranty procedures and other terms identified in the Improvement Parts program contemplated in paragraph 2.2.2 herein.

3.	Payments.

In the event Boeing has not provided, or caused to be provided by the engine manufacturer, Improvement Parts which eliminate the Compliance Deviation, then Boeing will provide only the remedies described in this section 3.

3.1           Annual Excess Fuel Burn Amount. Boeing will pay to Customer, for a period not exceeding [**************] the delivery of each 787-9 Aircraft, [***************************************] for the immediately preceding calendar year (Annual Period), as adjusted, if at all, pursuant to paragraph 3.3 below.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.1.1           The Annual Excess Fuel Burn Amount is the sum of each Monthly Excess Fuel Burn Amount (as defined below) for all months in such Annual Period. The Monthly Excess Fuel Burn Amount is defined as and will be calculated in accordance with the following formula:

Monthly Excess Fuel Burn Amounty = [****************************************]

The following definitions will apply herein:

BFD = the average block fuel deviation, in percent. Only positive values of BFD will be used.

BFg = The Block Fuel Guarantee value for paragraph 2.3.1 of the Performance Guarantees shown in the guarantee compliance report and calculated in accordance with section 1 above.

BFd = The demonstrated block fuel value for paragraph 2.3.1 of the Performance Guarantees shown in the guarantee compliance report and calculated in accordance with section 1 above.

FLTFUELy = Total fuel burned (USG) by the applicable 787-9 Aircraft for month (y) as determined by Customer’s monthly fuel records.

FUELCOSTy = The average fuel cost in each month (y) for the applicable 787-9 Aircraft in U.S. Dollars per USG as determined by Customer’s monthly fuel records.

3.1.2           Customer will provide to Boeing, within [***************] following the end of each Annual Period, the FLTFUELy and FUELCOSTy data (Fuel Data) in a single summarized submittal for all applicable 787-9 Aircraft.

3.1.3           Boeing will review the Fuel Data. At its option, Boeing may request additional information from Customer to further substantiate the Fuel Data. Such additional information will not be unreasonably requested by Boeing, nor unreasonably withheld by Customer.

3.1.4           In the event Customer does not provide the Fuel Data within the [*************] requirement set forth above for any Annual Period, Customer will forfeit any and all rights to payment from Boeing for any such non-provided Fuel Data, and Boeing will have no further obligation to pay Customer for such non-provided Fuel Data.

3.2           Credit Memorandum. Amounts payable to Customer pursuant to this section 3 will be [*****************] issued by [*********************], which may be used [*************************************************************], as applicable. In no event will the total aggregate amount of such credit memoranda exceed [******************************************] for each 787-9 Aircraft [***************]. No payments will be made pursuant to this section 3 for any 787-9 Aircraft not operated by Customer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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3.3           Credit Adjustments. The amount of performance improvement attributable to any Improvement Parts will be determined by Boeing analysis based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this paragraph 3.3. If Improvement Parts are installed in an 787-9 Aircraft as set forth in paragraph 2.2 above, [********************] of the [******************************] will be reduced by an amount consistent with the reduction in the Compliance Deviation after such Improvement Parts are installed. If Customer elects not to install Improvement Parts in any applicable 787-9 Aircraft as set forth in paragraph 2.2 above, subsequent [**********************] will be [**************] consistent with the [**************************] which would have been realized had such Improvement Parts been installed.

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, due to the 787-9 Aircraft not satisfying any performance metric similar to the Block Fuel Guarantee or any performance metric that otherwise impacts fuel burn. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in Sections 2 and 3 herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s 787-9 Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and will constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XIA-PA-03586-LA-1501320

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Delivery Flight Performance Evaluation Program – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

In this offer, the term “787-9 Aircraft” means the first Boeing model 787-9 aircraft delivered to Customer under Purchase Agreement No. PA-03586.

1.	Delivery Flight Performance Evaluation Program.

In order for Boeing to support Customer’s request for delivery flight cruise fuel mileage data on the 787-9 Aircraft, Customer has agreed to allow Boeing employee(s) on its delivery flight of the 787-9 Aircraft for the purpose of gathering cruise fuel mileage data (Delivery Flight Performance Evaluation Program).

1.1           Statement of Work.

1.1.1           Boeing will provide the services of [**************************] Boeing performance engineer(s) (Boeing Employees) to accompany the delivery flight of the 787-9 Aircraft for the purpose of acquiring cruise fuel mileage data. (Evaluation Data).

1.1.2           Boeing will [**************************] in accordance with the normal engineering practices as detailed in Boeing [**************************] and as may be revised by Boeing from time to time.

1.1.2.1           Boeing will use the procedures defined in Boeing [**************************] to collect data and will use reasonable efforts to collect such data during times when atmospheric and airplane stability best meets the criteria set forth in such document.

1.1.2.2           Relevant data will be recorded from airplane systems with appropriate calibration corrections applied to such data.  The applicable instruments shall be calibrated in Boeing laboratories or equivalent prior to the test.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

1.1.3           The Boeing Employees, working with Customer flight crew, will seek to obtain a minimum of [**************************] Mach number conditions at [**************************] subject to air traffic control and operational restrictions. Boeing understands that Customer’s flight plan will take precedence over the collection of data by Boeing Employees. The performance level will be established using the procedure documented above in paragraph 1.1.2.

1.1.4           Upon Customer’s request the Boeing Employees will meet with Customer and provide Customer with a preliminary report of the analysis of the Evaluation Data [**************************] following the delivery flight.

1.1.5           As soon as practicable, but not more than [**************************] following the delivery flight of the 787-9 Aircraft, Boeing will provide to Customer a final written report for the 787-9 Aircraft delivery flight, containing a detailed analysis of Evaluation Data.

1.2           Customer Responsibilities. Customer will ensure that the Boeing Employees have the needed access to the flight deck prior to and during the delivery flight and that the customer’s operating crew are briefed on the nature and scope of the Boeing Employees’ responsibilities and methods. The customer is also responsible for acquiring regulatory authority approval for delivery flight use of the [***********************************************]. Up to [**************************] of Customer’s personnel (including at least one performance engineer) may be aboard such flight as witnesses.

1.3           Evaluation Period. The Boeing Employee(s) will obtain Delivery Data on the delivery flight of the 787-9 Aircraft as specified herein.

2.	Price.

The activities described herein are provided by each of the parties [**************************].

3.	Entire Agreement.

This Letter Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

4.	Confidential Treatment.

Customer understands and agrees that this Letter Agreement is considered by Boeing to be confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will use the same degree of care to prevent unauthorized disclosure to and use of the information contained herein by any third party as Customer would use to prevent disclosure and use of its own data, documents and information of the same or similar nature and which it considers proprietary or confidential.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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XIA-PA-03586-LA-1501321

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Promotional Support – Model 787-9

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the 787-9 Aircraft as more specifically provided below.

1.	Definitions.

1.1           Commitment Limit shall have the meaning set forth in Article 2, below.

1.2           Covered 787-9 Aircraft shall mean those 787-9 Aircraft identified on Table 2 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3           Performance Period shall mean the period beginning at the date of this Letter Agreement and ending [******************] after the scheduled delivery month of the first Covered 787-9 Aircraft.

1.4           Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered 787-9 Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5           Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer anytime after signing of this Purchase Agreement and continuing thru the end of the Performance Period.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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2.	Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [**************************************] for the [*********************] and not to [**************************] per [******************] each Covered 787-9 Aircraft delivered to Customer thereafter.

3.	Methods of Performance.

3.1           Subject to the Commitment Limit, Boeing will [******************] of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no earlier than commencement of the Performance Period and no later than [******************] the delivery of the first Covered 787-9 Aircraft.

3.2           Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party [******************] pursuant to Article 3.1 above.

3.3           In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) [******************] for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall [******************] to Customer for such unused Commitment Limit or to [******************] for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XIA-PA-03586-LA-1501322

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Right to Purchase Additional Model 787-9 Aircraft

Reference:	Purchase Agreement No. PA-03586 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 787-9 aircraft (787-9 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 2 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) [********************] Boeing Model 787-9 aircraft as purchase right aircraft (787-9 Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period [*****************] (Delivery Period).

3.	Configuration.

3.1           Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 787-9 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2           Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

4.	Price.

4.1           The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then current prices as of the date of execution of the Definitive Agreement

4.2           The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with Supplemental Exhibit AE1 of the Purchase Agreement.

5.	Payment.

At Definitive Agreement, advance payments will be payable as set forth in Table 2 of the Purchase Agreement. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6.	Notice of Exercise and Payment of Deposit.

6.1           Customer may exercise a Purchase Right by giving written notice to Boeing on [*************************************************] prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (Notice of Exercise). Such Notice of Exercise will be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for model 787-9 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase Bank
SWIFT No. CHASUS33
ABA No. 021000021
Bank Account No. 9101012764

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2           If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing will provide written notification to Customer and the Delivery Period will be adjusted accordingly. If the new Delivery Period begins [***************************] from the date of Boeing’s notification, Customer will have [*************] from the date of Boeing’s notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is [*************************] or less from Boeing’s notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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7.	Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) [******************************] of such exercise (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.	General Expiration of Rights.

Each Purchase Right will expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, [********************].

9.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 787-9 Aircraft and cannot be assigned in whole or, in part.

10.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

XIAMEN AIRLINES

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

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